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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

February 11, 2016

THE CHEESECAKE FACTORY INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-20574	51-0340466
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26901 Malibu Hills Road

Calabasas Hills, California 91301

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:

(818) 871-3000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14.d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02        RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

The following information is intended to be furnished under Item 2.02 of Form 8-K, “Results of Operations and Financial Condition.” This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date of this report, regardless of any general incorporation language in the filing.

In a press release dated February 16, 2016, The Cheesecake Factory Incorporated (the “Company”) announced financial results for the Company’s fourth quarter of fiscal 2015, which ended on December 29, 2015.    The full text of the press release is furnished as Exhibit 99.1 to this Report and is incorporated by reference into this Item 2.02.

ITEM 5.02           DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Fourth Amendment to Employment Agreement with David Overton.

On February 11, 2016, the Company and David Overton (“Employee”), the Company’s Chairman of the Board and Chief Executive Officer, entered into a Fourth Amendment to Employment Agreement (the “Fourth Amendment”), which amendment extends the term of the Employment Agreement, dated June 30, 2009 as amended on February 29, 2012, November 11, 2013 and April 2, 2015, between the Company and Employee (the “Employment Agreement”) to April 1, 2017. Any further extension of the term of the Employment Agreement, as amended by the Fourth Amendment, shall be by the mutual agreement of the Company and the Employee.

Except as modified by the Fourth Amendment, all other terms and conditions of the Employment Agreement remain unmodified and in full force and effect. The full text of the Fourth Amendment is attached as Exhibit 99.2 to this Report and is hereby incorporated by reference herein.

Performance Incentive Plan Payments for Fiscal 2015.

On February 11, 2016, the Compensation Committee of the Board of Directors of the Company (the “Board”) approved the payment of the following performance achievement awards (“Awards”) for fiscal 2015 to certain executive officers of the Company under the Company’s 2010 Amended and Restated Annual Performance Incentive Plan, the material terms of which plan were approved by the Company’s stockholders on June 2, 2010, as follows:

Name	Amount of Award	Award as a Percentage of 2015 Effective Salary(1)
David Overton	$1,203,950	121.00%

Chairman and Chief Executive Officer

David M. Gordon	$446,769	82.5%
President

W. Douglas Benn	$355,348	71.5%
Executive Vice President and Chief Financial Officer

Debby R. Zurzolo	$331,815	71.5%
Executive Vice President, General Counsel and Secretary

Max S. Byfuglin	$309,746	75.6%
President, The Cheesecake Factory Bakery Incorporated

(1)  Effective salary is the actual salary earned by the executive officer during fiscal year 2015 and reflects salary adjustments made prior to 90 days from the commencement of the 2015 fiscal year.

Performance Incentive Plan for Fiscal 2016.  On February 11, 2016, the Compensation Committee of the Board also approved performance incentive targets and objectives for fiscal 2016 under the 2015 Amended and Restated Performance Incentive Plan, which plan was approved by the Board on April 2, 2015 (the “2015 Performance Incentive Plan”).  For fiscal 2016, except for Mr. Byfuglin, President of the bakery division of the Company, 75% of each Award will be based upon achievement of a Company consolidated operating income objective and 25% of each Award will be based on achievement of both a Company threshold consolidated operating income objective and additional strategic objectives.  For Mr. Byfuglin, 50% of his Award will be based on achievement of a bakery division operating income objective, 25% of his Award will be based on achievement of a Company consolidated operating income objective, and 25% of his Award will be based on achievement of both a bakery division threshold operating income objective and additional strategic objectives related to the bakery operations.  Each of the performance incentive objectives was selected from a list of performance incentive objectives under the 2015 Performance Incentive Plan, the material terms of which Plan were approved by the Company’s stockholders at the May 28, 2015 annual meeting of stockholders.

Executives participating in the 2015 Performance Incentive Plan for fiscal 2016 will have an opportunity to earn an Award ranging from 0% to 175% of a performance incentive target range, calculated as a percentage of salary.  Payment of Awards is subject to the Company’s ability to accrue for such Awards and to the Compensation Committee’s determination that the specified strategic and operational objectives were satisfied.  The performance incentive target as a percentage of base salary payable to each executive officer (if achieved at 100% of the established goals), and the maximum Award as a percentage of base salary payable to each executive officer (if achieved at the maximum level exceeding 100% of the established goals), under the 2015 Performance Incentive Plan for fiscal 2016, are as follows:

Name	Performance Incentive Target as a Percentage of Salary	Maximum Potential Award as a Percentage of Salary
David M. Overton	110%	192.50%

David M. Gordon	75%	131.25%

W. Douglas Benn	65%	113.75%

Debby R. Zurzolo	65%	113.75%

Max S. Byfuglin	65%	113.75%

Awards which may be made for fiscal 2016 will be calculated under the foregoing formulae based upon the executive officers’ base salary actually earned for fiscal 2016, and therefore will take into account any adjustments to base salary for fiscal 2016 made prior to 90 days from the commencement of our fiscal year. The maximum Award payable in any fiscal year to an executive officer under the 2015 Performance Incentive Plan is $2.5 million, and therefore the maximum potential award that can be paid under the foregoing performance incentive arrangements to any executive officer for fiscal 2016 will be the lesser of (i) $2.5 million or (ii) the product of the maximum potential award percentage shown in the above table multiplied by the executive officer’s earned base salary for fiscal 2016.

There is no assurance that the Company will achieve the performance incentive targets and objectives established by the Compensation Committee of the Board in any fiscal year.

ITEM 8.01         OTHER EVENTS.

On February 11, 2016, the Board of Directors (the “Board”) of the Company declared a quarterly cash dividend to its stockholders.  A dividend of $0.20 per share on the Company’s common Stock will be paid on March 14, 2016 to shareholders of record at the close of business on March 1, 2016.  Future dividends, if any, will be subject to Board approval.  On February 16, 2016, the Company included in its press release, described in Item 2.02 above, and furnished as Exhibit 99.1 hereto an announcement of the declaration of the dividend.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

99.1 Furnished	Press release dated February 16, 2016 entitled, “The Cheesecake Factory Reports Results for Fourth Quarter of Fiscal 2015”

99.2	Fourth Amendment to Employment Agreement dated February 11, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 16, 2016	THE CHEESECAKE FACTORY INCORPORATED

	By:	/s/ W. Douglas Benn
W. Douglas Benn
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit		Description
99.1	Furnished	Press release dated February 16, 2015 entitled, “The Cheesecake Factory Reports Results for Fourth Quarter of Fiscal 2016”

99.2		Fourth Amendment to Employment Agreement dated February 11, 2016